UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2019 (June 4, 2019)

Medley Capital Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
1-35040	(State or other jurisdiction of incorporation)	27-4576073
(Commission File Number)		(I.R.S. Employer Identification No.)
280 Park Avenue, 6th Floor East
New York, NY 10017
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: (212) 759-0777
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MCC	The New York Stock Exchange
Common Stock, par value $0.001 per share	MCC	The Tel Aviv Stock Exchange
6.500% Notes due 2021	MCX	The New York Stock Exchange
6.125% Notes due 2023	MCV	The New York Stock Exchange
6.050% Notes due 2024	MCC.B1	The Tel Aviv Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 4, 2019, Medley Capital Corporation (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). The following two proposals were voted on at the meeting: (1) to elect two directors of the Company, each to serve for a term of three years, or until their respective successors are duly elected and qualified; and (2) to ratify the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019.

Stockholders of record at the close of business on April 9, 2019 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 54,474,211 shares of common stock outstanding and entitled to vote. A quorum consisting of 39,739,814 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

On June 6, 2019, First Coast Results, Inc. delivered its preliminary vote tabulation for each of the matters set forth below. The Company will file an amendment to this Current Report on Form 8-K to disclose the final vote tabulation within four business days of receiving the final certified report from First Coast Results, Inc.

Proposal 1 - To elect two directors of the Company, each to serve for a term of three years, or until their respective successors are duly elected and qualified:

The Company’s Director Nominees

Director Nominee	For	Withheld
Seth Taube	21,720,219	1,367,817
Arthur S. Ainsberg	21,733,188	1,354,848

NexPoint Advisors L.P.’s Director Nominees

Director Nominee	For	Withheld
Stephen A. Mongilio	15,627,844	548,063
Mark T. Goglia	15,630,344	545,563

Based on the preliminary results, the directors elected at the Annual Meeting would be Seth Taube and Arthur S. Ainsberg. The total number of broker non-votes with respect to Proposal 1 was 0.

Proposal 2 - To ratify the appointment of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019. The proposal would be approved based on the following preliminary vote:

For	Against	Withheld
35,015,047	442,593	4,282,174

The total number of broker non-votes with respect to Proposal 2 was 0.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2019		MEDLEY CAPITAL CORPORATION

	By:	/s/ Richard T. Allorto, Jr.
	Name:	Richard T. Allorto, Jr.
	Title:	Chief Financial Officer